Exhibit 99.1

June 4, 2024

Augmedix Reiterates Second Quarter and Full Year 2024 Outlook

Management Provides Update in Advance of William Blair Annual Growth Stock Conference Appearance

SAN FRANCISCO, June 04, 2024 (GLOBE NEWSWIRE) -- Augmedix (Nasdaq: AUGX), a leader in ambient AI medical documentation and data solutions, today reiterated its expectations in advance of management’s participation at the William Blair Annual Growth Stock Conference.

Management continues to expect second quarter 2024 revenue to increase slightly sequentially from the first quarter of 2024, and second quarter 2024 GAAP gross margins to increase from the first quarter of 2024 by 50 to 100 basis points.

For the full year of 2024, management continues to expect revenue of approximately $52 to $55 million.

Management will present at the William Blair Annual Growth Stock Conference (Chicago) on Wednesday, June 5, at 8:40 a.m. CDT. In addition, management will be available for one- on-one investor meetings throughout the conference. The webcast link for the presentation can be found at https://ir.augmedix.com/.

About Augmedix

Augmedix (Nasdaq: AUGX) empowers clinicians to connect with patients by liberating them from administrative burden through the power of ambient AI, data, and trust.

The platform transforms natural conversations into organized medical notes, structured data, and point-of-care notifications that enhance efficiency and clinical decision support.

Incorporating data from millions of interactions across all care settings, Augmedix collaborates with hospitals and health systems to improve clinical, operational, and financial outcomes.

Augmedix is headquartered in San Francisco, CA, with offices around the world. To learn more, visit www.augmedix.com.

Forward-Looking Statements

This press release contains “forward-looking statements” that involve a number of risks and uncertainties. Words such as “believes,” “may,” “will,” “estimates,” “potential,” “continues,” “anticipates,” “intends,” “expects,” “could,” “would,” “projects,” “plans,” “targets,” and variations of such words and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, statements regarding management’s expectations regarding the Company’s revenue and GAAP gross margins for the Company’s second quarter 2024, and management’s expectations regarding the Company’s revenue for the full year of 2024. Forward-looking statements are based on management’s expectations as of the date of this filing and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in our most recent Form 10-K filed with the Securities and Exchange Commission on March 26, 2024 as well as other documents that may be filed by us from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward looking statements: our expectations regarding changes in regulatory requirements; our ability to interoperate with the electronic health record systems of our customers; our reliance on vendors; our ability to attract and retain key personnel; anticipated trends, growth rates, and challenges in our business and in the markets in which we operate; our ability to protect and enforce our intellectual property protection and the scope and duration of such protection; developments and projections relating to our competitors and our industry, including competing dictation software providers, third-party, non-real time medical note generators and real time medical note documentation services , as well as our ability to compete effectively in the market; and the impact of current and future laws and regulations. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Investors:

Matt Chesler, CFA

FNK IR

investors@augmedix.com

Media:

Kaila Grafeman

Augmedix

pr@augmedix.com

Source: Augmedix Inc